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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 11, 1998
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                        (Date of earliest event reported)

                          AVCO FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its charter)


   Delaware                          0-6119                      13-2530491
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  (State of                  (Commission File No.)             (IRS Employer
Incorporation)                                               Identification No.)


                    600 Anton Boulevard, Costa Mesa, CA 92626
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          (Address of principal executive offices, including zip code)

                                 (714) 435-1200
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

        On August 11, 1998, the Registrant's parent, Textron Inc. ("Textron"), issued a press release announcing that it has reached an agreement to sell the business of the Registrant to Associates First Capital Corporation for $ 3.9 billion in cash. A copy of the press release is filed herewith as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit No.           Exhibit
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    99                Press Release issued August 11, 1998.




                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AVCO FINANCIAL SERVICES, INC.
                                        (Registrant)


                                        By  /s/ Herbert F. Smith
                                            -----------------------------------
                                            Name:  Herbert F. Smith
                                            Title: Executive Vice President and
                                                   General Counsel
Dated:  August 18, 1998

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                                INDEX TO EXHIBITS


Exhibit No.           Exhibit
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
   99                 Press Release issued August 11, 1998